UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EASTERN EUROPE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
MORGAN STANLEY HIGH YIELD FUND, INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE MALAYSIA FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EASTERN EUROPE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS FUND, INC.
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
MORGAN STANLEY HIGH YIELD FUND, INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.
THE LATIN AMERICAN DISCOVERY FUND, INC.
THE MALAYSIA FUND, INC.
THE THAI FUND, INC.
THE TURKISH INVESTMENT FUND, INC.
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the ‘‘Meeting’’) of each of the funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) will be held on Thursday, June 19, 2008, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, New York 10036 at the following times:

Conference Room R

Morgan Stanley China A Share Fund, Inc. (‘‘CAF’’)	8:30 a.m.
The Thai Fund, Inc. (‘‘TTF’’)	9:00 a.m.
The Malaysia Fund, Inc. (‘‘MAY’’)	9:00 a.m.
The Latin American Discovery Fund, Inc. (‘‘LDF’’)	9:20 a.m.
Morgan Stanley Global Opportunity Bond Fund, Inc. (‘‘MGB’’)	9:40 a.m.
Morgan Stanley Emerging Markets Debt Fund, Inc. (‘‘MSD’’)	9:40 a.m.
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (‘‘EDD’’)	9:40 a.m.
Conference Room Q
Morgan Stanley Asia-Pacific Fund, Inc. (‘‘APF’’)	8:30 a.m.
Morgan Stanley Emerging Markets Fund, Inc. (‘‘MSF’’)	8:30 a.m.
The Turkish Investment Fund, Inc. (‘‘TKF’’)	9:00 a.m.
Morgan Stanley Eastern Europe Fund, Inc. (‘‘RNE’’)	9:00 a.m.
Morgan Stanley India Investment Fund, Inc. (‘‘IIF’’)	9:20 a.m.
Morgan Stanley High Yield Fund, Inc. (‘‘MSY’’)	9:40 a.m.

The Meetings are being held for the following purposes:

1.    To elect Directors of the Funds.

2.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only stockholders of record of a particular Fund at the close of business on April 11, 2008, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

Mary E. Mullin Secretary

Dated: May 13, 2008

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone as indicated in each Fund’s Proxy Card. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your Proxy Card(s) or voting by telephone promptly.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. (‘‘APF’’)
MORGAN STANLEY CHINA A SHARE FUND, INC. (‘‘CAF’’)
MORGAN STANLEY EASTERN EUROPE FUND, INC. (‘‘RNE’’)
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. (‘‘MSD’’)
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. (‘‘EDD’’)
MORGAN STANLEY EMERGING MARKETS FUND, INC. (‘‘MSF’’)
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. (‘‘MGB’’)
MORGAN STANLEY HIGH YIELD FUND, INC. (‘‘MSY’’)
MORGAN STANLEY INDIA INVESTMENT FUND, INC. (‘‘IIF’’)
THE LATIN AMERICAN DISCOVERY FUND, INC. (‘‘LDF’’)
THE MALAYSIA FUND, INC. (‘‘MAY’’)
THE THAI FUND, INC. (‘‘TTF’’)
THE TURKISH INVESTMENT FUND, INC. (‘‘TKF’’)
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

JOINT PROXY STATEMENT

This statement is furnished by the Board of Directors (each a ‘‘Board’’ and collectively, the ‘‘Boards’’) of each of the funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’) to be held on Thursday, June 19, 2008, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter, the ‘‘Adviser’’), 522 Fifth Avenue, 3rd Floor, New York, New York 10036. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 13, 2008. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice of revocation to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of such Fund. Attendance at the Meetings will not in and of itself revoke a proxy. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

The Board has fixed the close of business on April 11, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of common stock of each Fund were outstanding and entitled to vote:

APF	33,587,743 shares
CAF	13,102,109 shares
RNE	4,117,955 shares
MSD	21,473,115 shares
EDD	73,284,736 shares
MSF	17,354,412 shares
MGB	4,136,756 shares
MSY	11,670,223 shares
IIF	19,509,564 shares
LDF	8,085,047 shares
MAY	9,649,549 shares
TTF	15,890,623 shares
TKF	7,502,818 shares

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of the Adviser, Morgan Stanley Investment Advisors Inc. (‘‘Morgan Stanley Investment Advisors’’) and/or Morgan Stanley & Co. Incorporated (‘‘Morgan Stanley & Co.’’), without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) for certain mailing and tabulating services and may also employ Computershare to make telephone calls to stockholders to remind them to vote. Each Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. As of June 29, 2007, the transfer agent services previously provided to the Funds by American Stock Transfer and Trust Company were assumed by Computershare Trust Company, N.A. (the ‘‘Transfer Agent’’).

Stockholders will be able to vote their shares on the Voting Information Card accompanying this Joint Proxy Statement and certain stockholders may be able to vote their shares by touchtone telephone by following the instructions on the Proxy Card. To vote by touchtone telephone, stockholders can call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, stockholders will need the number that appears on the Proxy Card.

In certain instances, the Transfer Agent and/or Computershare, if retained, may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a stockholder should vote on any proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the stockholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a stockholder’s vote may be taken by telephone, each stockholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining stockholders’ telephone numbers and providing additional materials upon stockholder request, at an estimated cost of $2,000 per Fund, which will be borne by each Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF) to any stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser’s Internet website at www.morganstanley.com/msim.

Morgan Stanley Investment Management Inc. serves as each Fund’s administrator. JPMorgan Investor Services Co. also provides administrative services to the Funds. The business address of JPMorgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

Only one Proxy Statement will be delivered to multiple stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726. Multiple stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling 1-800-221-6726.

The Board of Directors of each Fund unanimously recommends that you vote ‘‘FOR’’ the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meetings. Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meetings, stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the stockholders, for the election of:

(i)	Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid as Class I Directors for a term expiring in 2011, for all Funds except EDD and IIF;

(ii)	Gaetan Bouic and Ravindranath Santosh Kumar Hazareesing as Class II Directors for a term expiring in 2010, for IIF; and

(iii)	Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid as Class I Directors for a term expiring in 2011, Michael Bozic, Michael F. Klein and W. Allen Reed as Class II Directors for a term expiring in 2009 and Frank L. Bowman, James F. Higgins and Manuel H. Johnson as Class III Directors for a term expiring in 2010, for EDD.

Pursuant to each Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Michael F. Klein and W. Allen Reed. Class III currently consists of Frank L. Bowman, James F. Higgins and Manuel H. Johnson. Only the Directors in Class I are being considered for election at this Meeting with respect to all Funds other than EDD and IIF. All Directors are being considered for election at this meeting with respect to EDD. With respect to IIF, Class I currently consists of Fergus Reid and Ronald E. Robison. Class II currently consists of Gaetan Bouic and Ravindranath Santosh Kumar Hazareesing. Class III currently consists of Joseph J. Kearns and M.J. Marcel Vivian Descroizilles. Directors currently in Class II are being considered for election at this Meeting with respect to IIF.

Pursuant to each Fund’s By-Laws, each Director holds office until (i) the expiration of his or her term and until his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of each Fund other than IIF are currently Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. The members of IIF’s Audit Committee are currently Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, M.J. Marcel Vivian Descroizilles and Fergus Reid. None of the members of the Funds’ Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of any of the Funds (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee of all of the Funds is Joseph J. Kearns. The Audit Committees of the Funds (other than TKF, EDD and IIF) met seven times during the fiscal year ended December 31, 2007. The Audit Committee of TKF met six times during the fiscal year ended October 31, 2007. The Audit Committee of EDD met five times during the fiscal year ended October 31, 2007. The Audit Committee of IIF met four times during the fiscal year ended December 31, 2007.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises each Fund’s Board with respect to Board composition, procedures and committees, develops for and recommends to each Fund’s Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund’s Board of Directors and any Board committees and oversees periodic evaluations of each Fund’s Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund other than IIF are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The members of IIF’s Governance Committee are currently Gaetan Bouic, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns, M.J. Marcel Vivian Descroizilles and Fergus Reid, each of whom is an Independent Director. The Chairperson of each Fund’s Governance Committee is Fergus Reid. The Governance Committee of each Fund (other than TKF, EDD and IIF) met four times during the fiscal year ended December 31, 2007. The Governance Committee of TKF met three times during the fiscal year ended October 31, 2007. The Governance Committee of EDD met two times during the fiscal year ended October 31, 2007. The Governance Committee of IIF met four times during the fiscal year ended December 31, 2007.

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid, for all Funds other than IIF, and Gaetan Bouic, Joseph J. Kearns, Ravindranath Santosh Kumar Hazareesing, M.J. Marcel Vivian Descroizilles and Fergus Reid for IIF) participates in the election and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under ‘‘Stockholder Communications.’’

The Board of each Fund (other than IIF) formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee of each Fund currently consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. Michael Bozic is the Chairperson of the Insurance, Valuation and Compliance Committee of each Fund. The Insurance, Valuation and Compliance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Funds. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. During each Fund’s fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF), the Insurance, Valuation and Compliance Committee and Insurance Sub-Committee held four and one meetings, respectively.

Each Fund (other than IIF) has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee of each Fund is Manuel H. Johnson.

The Investment Committee of each Fund (other than IIF) has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)    Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)    Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)    Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During each Fund’s fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF), the Investment Committee and Sub-Committees of the Investment Committee held four and 13 meetings, respectively.

There were eight meetings of the Board of Directors of each Fund (other than IIF, EDD and TKF) held during the fiscal year ended December 31, 2007. The Board of Directors of IIF met five times during the fiscal year ended December 31, 2007. The Board of Directors of EDD met two times during the fiscal year ended October 31, 2007. The Board of Directors of TKF met three times during the fiscal year ended October 31, 2007.

For the 2007 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual stockholder meetings, Directors may, but are not required to, attend the meetings; and for each Fund’s last annual stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund’s Board of Directors. Stockholders should send communications intended for each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director below. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Certain information regarding the Directors of the Funds and nominees for election as Directors is set forth below:

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director
James F. Higgins†* (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director of each of the Funds (except IIF)	Since June 2000	Director or Trustee of the funds advised by Morgan Stanley Investment Advisors (the ‘‘Retail Funds’’) (since June 2000) and various U.S. registered investment companies managed by the Adviser (the ‘‘Institutional Funds’’) (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Ronald E. Robison* (69) 522 Fifth Avenue New York, NY 10036	Class I Director of IIF only	Since 2001	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors; Chief Administrative Officer of Morgan Stanley Services Company Inc.	1	None.

†	Nominee for election as a Director of one or more Funds at the Meetings.
*	‘‘Interested person’’ of the Fund within the meaning of the 1940 Act. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary. Mr. Robison is a Managing Director of Morgan Stanley & Co., the Adviser and Morgan Stanley.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Frank L. Bowman† (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director of each of the Funds (except IIF)	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996 – 2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	183	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Michael Bozic† (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds (except IIF)	Since April 1994	Private investor; Chairperson of the Insurance, Valuation Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006 – September 2006); Vice Chairman of Kmart Corporation (December 1998 – October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 – November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 – July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 – 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	180	Director of various business organizations.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Kathleen A. Dennis† (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class I Director of each of the Funds (except IIF)	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993 – 2006).	180	Director of various non-profit organizations.
M.J. Marcel Vivian Descroizilles (59) 10, Frère Félix de Valois Street Port Louis, Mauritius	Class III Director of IIF only	Since 2006	Managing Director of Société du Port [Rogers Group] (June to November 2006) Consultant, Total Outre Mer SA Paris (January to May 2006); formerly Managing Director and General Manager of ESSO Mauritius Ltd., 100% affiliate of ExxonMobil Corp. (1996 to 2005); Finance Manager, Marketing Manager and Senior Internal Auditor for the Royal Dutch Shell Group of Companies (oil company) (1976 to 1996).	1	Independent non-executive director on a number of companies, including large public quoted company Roger & Co. Ltd.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Dr. Manuel H. Johnson† (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director of each of the Funds (except IIF)	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991 – September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Joseph J. Kearns† (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Class I Director of each of the Funds (except IIF); Class III Director of IIF	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003 – September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001 – July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing), and The Ford Family Foundation.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Michael F. Klein† (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds (except IIF)	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998 – March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997 – December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC, Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Michael E. Nugent† (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Class I Director of each of the Funds (except IIF) and Chairperson of the Boards of each of the Funds (except IIF)	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed† (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds (except IIF)	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 – December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Fergus Reid† (75) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Class I Director of each of the Funds	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Gaetan Bouic† (73) Les Jamalacs Building 2nd Floor Vieux Conseil Street Port Louis, Mauritius	Class II Director of IIF only and Chairman of the Board of IIF	Since 2001	Finance Manager of United Basalt Products Ltd. (manufacturing company) (retired December 2002).	1	Mauritius Venture Capital Fund Ltd.; Swiss Technology Venture Capital Fund (Private) Ltd.; CDC Financial Services (Mauritius) Ltd.; Standard Bank Trust Company (Mauritius) Ltd.; Harel Mallac & Co., Ltd. (manufacturing company); and Harel Freres Ltd. (manufacturing company).
Ravindranath Santosh Kumar Hazareesing† (58) Morcellement St Andrews – Rose Hill, Mauritius	Class II Director of IIF only	Since 2003	Self-employed Management Consultant.	1	None.

†	Nominee for election as a Director of one or more Funds at the Meetings.
**	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the officers of the Funds is set forth below:

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (69) 522 Fifth Avenue New York, NY 10036	President since September 2005 and Principal Executive Officer since 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors; Chief Administrative Officer of Morgan Stanley Services Company Inc.
Dennis F. Shea* (54) 522 Fifth Avenue New York, NY 10036	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Amy R. Doberman* (46) 522 Fifth Avenue New York, NY 10036	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto* (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Fund (since October 2004). Formerly, U.S. Director of Compliance (October 2004 to April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (41) 522 Fifth Avenue New York, NY 10036	Vice President since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.
Mary E. Mullin* (41) 522 Fifth Avenue New York, NY 10036	Secretary since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James E. Garrett* (39) 522 Fifth Avenue New York, NY 10036	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.
Michael Leary (42) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*	‘‘Interested person’’ of the Funds within the meaning of the 1940 Act. Messrs. Robison, Shea, Otto and Garrett, and Mmes. Doberman, Chang Yu and Mullin are officers of the Adviser.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2007. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund’s shares as of December 31, 2007.

Dollar Range of Equity Securities in the Funds

Name of Directors	APF	CAF	RNE	MSD	EDD	MSF	MGB	MSY	IIF	LDF	MAY	TTF	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director
Higgins	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Robison	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Independent Director
Bouic	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Bowman(1)	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Bozic	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Descroizilles	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Hazareesing	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Johnson	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Nugent	None	None	None	None	None	None	None	None	None	None	None	None	None	over $100,000
Reed(1)	$10,001- $50,000	None	None	$10,001- $50,000	$10,001- $50,000	None	None	None	None	None	None	None	None	over $100,000
Reid(1)	$10,001– $50,000	None	None	None	None	$10,001– $50,000	None	None	over $100,000	None	None	None	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Effective October 1, 2007, for each Fund (other than IIF), each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Director (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

IIF pays to each of its Mauritian Independent Directors an annual fee of $10,000 and all other Independent Directors an annual fee of $7,500. Additionally, each Mauritian Independent Director is paid a fee of $750 for each Board Meeting attended.

Each Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of each Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the ‘‘Fund Complex’’) for their services as Directors of such investment companies. In all cases, there were no pension or retirement benefits accrued as part of any fund’s expenses. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2007 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year.

	APF(2)	CAF(2)	RNE(2)	MSD(2)	EDD(2)	MSF(2)	MGB(2)	MSY(2)	IIF(2)	LDF(2)	MAY(2)	TTF(2)	TKF(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Interested Director
Higgins(4)	$693	$561	$139	$217	$800	$468	$29	$66	—	$213	$79	$144	$111	$140,000
Robison	—	—	—	—	—	—	—	—	—	—	—	—	—	$0
Independent Director(1)
Bouic	—	—	—	—	—	—	—	—	$13,625	—	—	—	—	$13,625
Bowman(2)	$977	$703	$206	$313	$386	$680	$42	$97	—	$309	$108	$205	$162	197,500
Bozic	$1,005	$752	$218	$338	$926	$735	$46	$105	—	$335	$117	$222	$176	$215,000
Descroizilles	—	—	—	—	—	—	—	—	$13,625	—	—	—	—	$13,625
Dennis	$992	$708	$210	$318	$872	$692	$43	$98	—	$315	$110	$209	$165	$200,000
Hazareesing	—	—	—	—	—	—	—	—	$12,875	—	—	—	—	$12,875
Johnson	$1,202	$855	$249	$385	$1,052	$838	$52	$120	—	$381	$133	$252	$201	$245,000
Kearns(2)	$1,278	$909	$270	$410	$520	$891	$56	$128	$8,125	$406	$142	$268	$214	$268,125
Klein	$992	$708	$210	$318	$872	$692	$43	$98	—	$315	$110	$209	$165	$200,000
Nugent	$1,814	$1,296	$383	$581	$1,597	$1,265	$79	$180	—	$575	$205	$381	$310	$370,000
Reed(2)	$989	$707	$209	$317	$386	$689	$43	$98	—	$314	$109	$208	$165	$200,000
Reid	$1,055	$752	$218	$338	$926	$735	$46	$105	$8,125	$335	$117	$222	$176	$223,125

(1)	Includes all amounts paid for serving as director of the funds as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Funds’ fiscal years, respectively. The following Directors deferred compensation from APF, RNE, MSD, MSF, MGB, MSY, LDF, MAY, TTF and TKF during the fiscal year ended December 31, 2007 (October 31, 2007 with regard to EDD and TKF): Mr. Bowman, $4,188.28; Mr. Kearns, $2,736.42; Mr. Reed, $4,232.60.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Directors under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Higgins was approved to receive an annual retainer fee of $180,000 at the February 20-21, 2007 Board meeting.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund’s By-Laws, except for TTF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of each Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Directors for that Fund set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of April 11, 2008, the aggregate number of shares of each Fund owned by the Funds’ officers and Directors as a group was less than one percent of each Fund’s outstanding shares. To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at April 11, 2008. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	Wachovia Corporation One Wachovia Center Charlotte, North Carolina 28288-0137	2,282,678 shares with sole voting power and sole dispositive power(1)	6.53%
	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 shares with sole voting power and sole dispositive power(2)	8.30%
CAF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	1,845,081 shares with sole voting power and sole dispositive power(3)	14.08%
MSD	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,405,556 shares with shared voting power and shared dispositive power(4)	6.4%
MSF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	2,019,424 shares with sole voting power and sole dispositive power(5)	11.32%
	City of London Investment Group PLC and City of London Investment Management Company Limited 10 Eastcheap London EC3M 1LX England	1,337,639 shares with sole voting power and sole dispositive power(6)	7.51%
MSY	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	732,924 shares with shared voting power and shared dispositive power(7)	6.3%
	Bulldog Investors, Phillip Goldstein and Andrew Dakos Park 80 West, Plaza Two Saddle Brook, New Jersey 07663	750,348 shares with sole voting power and 899,473 shares with sole dispositive power(8)	7.69%
LDF	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	640,620 shares with sole voting power and sole dispositive power(9)	7.93%
MAY	City of London Investment Group PLC and City of London Investment Management Company Limited 10 Eastcheap London EC3M 1LX England	1,153,101 shares with sole voting power and sole dispositive power(10)	11.90%
TKF	The United Nations Joint Staff Pension Fund United Nations, New York 10017	650,000 shares with shared voting power and shared dispositive power(11)	9.23%

(1)	Based on a Schedule 13G filed with the Commission on April 10, 2008.
(2)	Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

(3)	Based on a Schedule 13G/A filed with the Commission on February 7, 2008.
(4)	Based on a Schedule 13G/A filed with the Commission on February 13, 2008.
(5)	Based on a Schedule 13G/A filed with the Commission on February 7, 2008.
(6)	Based on a Schedule 13G filed with the Commission on February 1, 2008.
(7)	Based on a Schedule 13G/A filed with the Commission on February 13, 2008.
(8)	Based on a Schedule 13G/A filed with the Commission on January 28, 2008.
(9)	Based on a Schedule 13G/A filed with the Commission on February 7, 2008.
(10)	Based on a Schedule 13G filed with the Commission on October 5, 2007.
(11)	Fiduciary Trust Company International shares voting and dispositive power with respect to 650,000 shares with its client, The United Nations Joint Staff Pension Fund. Based on a Schedule 13G/A filed with the Commission on February 3, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), requires that each Fund’s executive officers and Directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At a meeting held on February 27, 2008, the Board of Directors of each Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2008 (October 31, 2008 for EDD and TKF). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund’s financial statements for the fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF) be included in the Fund’s most recent annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joseph J. Kearns, Chairperson of the Audit Committee Michael E. Nugent, Member of the Audit Committee W. Allen Reed, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on February 28, 2008, the Board of Directors of the Fund, including a majority of the Directors who are not ‘‘interested persons,’’ as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2008. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2007 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2007 be included in the Fund’s most recent annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joseph J. Kearns, Chairperson of the Audit Committee
Gaetan Bouic, Member of the Audit Committee
Ravindranath Santosh Kumar Hazareesing, Member of the Audit Committee
Fergus Reid, Member of the Audit Committee
M.J. Marcel Vivian Descroizilles, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund’s financial statements for the fiscal years ended December 31, 2007 and 2006 (October 31, 2007 and 2006 for EDD and TKF) are set forth below:

	2007	2006
APF	$64,400	$62,500
CAF	$42,750	$47,000
RNE	$75,200	$73,000
MSD	$81,400	$79,000
EDD*	$75,000	N/A
MSF	$104,500	$101,500
MGB	$53,000	$51,500
MSY	$52,500	$51,000
IIF	$116,400	$113,000
LDF	$75,200	$73,000
MAY	$40,200	$39,000
TTF	$40,200	$39,000
TKF	$46,500	$45,000

*	EDD began operations on April 24, 2007.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the fiscal years ended December 31, 2007 and 2006 (October 31, 2007 and 2006 for EDD and TKF), except for APF which paid audit-related fees in the amount of $8,000 and $8,000, respectively, for the translation of financial statements for certain foreign regulatory filing requirements.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2007 and 2006 (October 31, 2007 and 2006 for EDD and TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2007	2006
APF	$3,100	$3,000
CAF	$3,100	$3,000
RNE	$3,100	$3,000
MSD	$3,100	$3,000
EDD*	$3,100	N/A
MSF	$3,600	$3,500
MGB	$3,600	$3,500
MSY	$3,100	$3,000
IIF	$3,100	$3,000
LDF	$3,100	$3,000
MAY	$3,100	$3,000
TTF	$3,100	$3,000
TKF	$3,100	$3,000

*	EDD began operations on April 24, 2007.

All Other Fees

Other than fees of $40,500 billed to EDD in connection with its organizational meeting and the fees listed above, there were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2007 and 2006 (October 31, 2007 and 2006 for EDD and TKF).

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds fees for the fiscal year ended December 31, 2007 (October 31, 2007 for EDD and TKF) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended December 31, 2007 and 2006 (October 31, 2007 and 2006 for EDD and TKF) amounted to $1,002,090 and $1,367,130, respectively. Such services for the 2007 and 2006 fiscal years included: (i) audit-related fees of $731,800 and $756,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $270,290 and $611,130, respectively, related to services such as performance attestation.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

A stockholder’s proposal intended to be presented at a Fund’s Annual Meeting of Stockholders in 2009 must be received by such Fund on or before January 13, 2009 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund’s Annual Meeting of Stockholders in 2009, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 20, 2009 and not later than April 19, 2009, in the manner and form required by that Fund’s By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any stockholder of such Fund requesting such By-Laws. Requests for a Fund’s By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.

Mary E. Mullin Secretary

Dated: May 13, 2008

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED AND RESTATED ON FEBRUARY 20, 2007

The Boards of Directors/Trustees (collectively, the ‘‘Board’’) of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP listed on the attached Exhibit A (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board (the ‘‘Audit Committee’’).1

1.	Structure And Membership of the Audit Committee

1.01.    Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than two members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1.02.    Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Board in its business judgment.

1.03.    Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

1	Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms ‘‘Committee,’’ ‘‘Directors/Trustees’’ and ‘‘Board’’ mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the ‘‘Auditor’’) only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Independence Board Standard No. 1, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.    The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘SOX Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board’s independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the SOX Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s Declaration of Trust, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

5.02.    Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.    Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit related matters, including specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. Interim actions may be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Audit Committee.

8.	Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.	Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 20042

1.    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (‘‘general pre-approval’’); or require the specific pre-approval of the Audit Committee or its delegate (‘‘specific pre-approval’’). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the ‘‘Policy’’), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.    Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as ‘‘Audit services’’; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.    All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.    Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management Inc.
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

EXHIBIT B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007

MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively, the ‘‘Board’’) of each Fund listed in the attached Exhibit A3. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (2) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee,

3	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

in its discretion, may as Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(i)	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

(ii)	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

(iii)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under ‘‘Board Candidates and Nominees,’’ to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

(iv)	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(v)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and the NYSE;

(vi)	trustee/director duties and responsibilities;

(vii)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(viii)	trustee/director orientation and continuing education;

(ix)	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

(x)	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the

Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. Interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Governance Committee.

MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

MORGAN STANLEY

ASIA-PACIFIC FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 8:30 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/APF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY ASIA-PACIFIC FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 8:30 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY

CHINA A SHARE FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 8:30 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/CAF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY CHINA A SHARE FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 8:30 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley China A Share Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY

EASTERN EUROPE FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by by 9:00 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/RNE

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY EASTERN EUROPE FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Eastern Europe Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY EMERGING

MARKETS DEBT FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:40 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/MSD

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:40 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY EMERGING MARKETS
DOMESTIC DEBT FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:40 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/EDD

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Frank L. Bowman			02 - Michael Bozic			03 - Kathleen A. Dennis

04 - James F. Higgins			05 - Manuel H. Johnson			06 - Joseph J. Kearns

07 - Michael F. Klein			08 - Michael E. Nugent			09 - W. Allen Reed

10 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:40 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY

EMERGING MARKETS FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 8:30 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/MSF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY EMERGING MARKETS FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 8:30 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Emerging Markets Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY GLOBAL

OPPORTUNITY BOND FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:40 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/MGB

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:40 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY

HIGH YIELD FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:40 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/MSY

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY HIGH YIELD FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:40 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley High Yield Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

MORGAN STANLEY INDIA INVESTMENT

FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:20 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/IIF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold
01 - Gaetan Bouic			02 - Ravindranath Santosh Kumar Hazareesing

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MORGAN STANLEY INDIA INVESTMENT FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:20 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of Morgan Stanley India Investment Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

THE LATIN AMERICAN

DISCOVERY FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:20 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/LDF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – THE LATIN AMERICAN DISCOVERY FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:20 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of The Latin American Discovery Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

THE MALAYSIA FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/MAY

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent
	For	Withhold
04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – THE MALAYSIA FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of The Malaysia Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

THE THAI FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/TTF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent

04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – THE THAI FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of The Thai Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.

THE TURKISH INVESTMENT FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on June 19, 2008.

Vote by Internet

• Log on to the Internet and go to
www.investorvote.com/TKF

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Kathleen A. Dennis			02 - Joseph J. Kearns			03 - Michael E. Nugent

04 - Fergus Reid

2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – THE TURKISH INVESTMENT FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 19, 2008 at 9:00 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all stock of The Turkish Investment Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 19, 2008.